UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 2, 2005


                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


          Kentucky                   0-20372                     61-0875371
(State or other jurisdiction       (Commission                  (IRS Employer
       of incorporation)           File Number)              Identification No.)


10140 Linn Station Road, Louisville, Kentucky                      40223
(Address of principal executive offices)                         (Zip code)

                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition.

     On November 2, 2005, Res-Care, Inc. issued a press release to announce its results for the third quarter and nine months ended September 30, 2005. A copy of the press release is included as Exhibit 99.1 to this report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On November 1, 2005, David W. Miles was appointed as ResCare's Chief Financial Officer. Mr. Miles had previously served as Interim Chief Financial Officer since January 19, 2005. Information about Mr. Miles' background and the terms of his employment were disclosed in ResCare's Current Reports on Forms 8-K and 8-K/A filed on January 24 and April 11, 2005.

Item 9.01 Financial Statements & Exhibits.

     Exhibit Number    Description of Exhibit
     --------------    ----------------------
     99.1              Press release dated November 2, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 RES-CARE, INC.


Date: November 2, 2005                           By: /s/ Ronald G. Geary
                                                     ---------------------------
                                                     Ronald G. Geary
                                                     Chairman, CEO and President

                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibits
------    -----------------------

99.1      Copy of press release issued by the Company on November 2, 2005.